UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2021

Bonanza Creek Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. employer identification number)

410 17th Street, Suite 1400
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

(720) 440-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BCEI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE
On April 1, 2021, Bonanza Creek Energy, Inc., a Delaware corporation (“Bonanza Creek”), completed its previously announced acquisition of HighPoint Resources Corporation, a Delaware corporation (“HighPoint”), pursuant to the terms of HighPoint’s prepackaged plan of reorganization under Chapter 11 of the United States Bankruptcy Code (the “Prepackaged Plan”), which was confirmed by the U.S. Bankruptcy Court for the District of Delaware on March 18, 2021 pursuant to a confirmation order and went effective on April 1, 2021.
The Prepackaged Plan implements the merger (the “Merger”) and restructuring transactions (together with the Merger, the “Transaction”) in accordance with the Agreement and Plan of Merger, dated as of November 9, 2020 (the “Merger Agreement”), by and among Bonanza Creek, HighPoint and Boron Merger Sub, Inc., a wholly-owned subsidiary of Bonanza Creek (“Merger Sub”). Pursuant to the Prepackaged Plan and the Merger Agreement, at the effective time of the Merger and the effective date under the Prepackaged Plan, Merger Sub merged with and into HighPoint, with HighPoint continuing as the surviving corporation and wholly-owned subsidiary of Bonanza Creek.
In addition, on April 1, 2021, Bonanza Creek filed a Current Report on Form 8-K that, among other things, incorporated by reference:
•the audited consolidated and combined balance sheets of HighPoint as of December 31, 2020 and 2019, and the related consolidated and combined statements of operations, statements of changes in equity, and statements of cash flows of HighPoint for each of the three years in the period ended December 31, 2020, and the notes related thereto.
Item 8.01    Other Events.
This Amendment No. 1 to the Current Report on Form 8-K includes the following additional financial information:
•the unaudited consolidated balance sheets of HighPoint (a debtor-in-possession as of March 31, 2021) as of March 31, 2021 and December 31, 2020, and the related unaudited consolidated statements of operations, stockholders’ equity (deficit), and cash flows for the three months ended March 31, 2021 and 2020, and the related notes, which are filed as Exhibit 99.1 to this Current Report on Form 8-K/A; and
•the unaudited pro forma condensed combined balance sheet of Bonanza Creek as of March 31, 2021 prepared to give effect to the Transaction as if it had been consummated on March 31, 2021, and the unaudited pro forma condensed combined statements of operations of Bonanza Creek for the three months ended March 31, 2021 and the year ended December 31, 2020, prepared to give effect to the Transaction as if it had been consummated on January 1, 2020, and the notes related thereto, which are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1
The unaudited consolidated balance sheets of HighPoint (a debtor-in-possession as of March 31, 2021) as of March 31, 2021 and December 31, 2020, and the related unaudited consolidated statements of operations, stockholders’ equity (deficit), and cash flows (unaudited) for the three months ended March 31, 2021 and 2020, and the related notes.

99.2
The unaudited pro forma condensed combined balance sheet of Bonanza Creek as of March 31, 2021 prepared to give effect to the Transaction as if it had been consummated on March 31, 2021, and the unaudited pro forma condensed combined statements of operations of Bonanza Creek for the three months ended March 31, 2021 and the year ended December 31, 2020, prepared to give effect to the Transaction as if it had been consummated on January 1, 2020, and the notes related thereto.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bonanza Creek Energy, Inc.

Date: June 15, 2021	By:	/s/ Cyrus D. Marter IV
	Name:	Cyrus D. Marter IV
	Title:	Executive Vice President, General Counsel, and Secretary

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